UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

11120 Roselle Street, Suite A

San Diego, California 92121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 22, 2022, eFFECTOR Therapeutics, Inc. (the “Company”) entered into the Second Amendment to Loan and Security Agreement (the “Oxford LSA Second Amendment”), with Oxford Finance LLC (“Oxford”), under which certain provisions from that certain Loan and Security Agreement, dated as of March 19, 2021, by and among the Company, eFFECTOR Therapeutics Operations, Inc. (formerly known as eFFECTOR Therapeutics, Inc.) (“Old eFFECTOR”) and Oxford (the “Oxford LSA”), were modified and amended.

In March 2021, Old eFFECTOR entered into the Oxford LSA, pursuant to which Old eFFECTOR may borrow up to $30.0 million, issuable in two separate tranches of $20.0 million (“Term A Loans”) and $10.0 million (“Term B Loans”, and together with Term A Loans, collectively, the “Oxford Loans”). In August 2021, the Company consummated the business combination (the “Business Combination”) pursuant to that certain Merger Agreement, dated as of May 26, 2021, by and among the Company (formerly known as Locust Walk Acquisition Corp.), Old eFFECTOR, and Locust Walk Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub merged with and into Old eFFECTOR, with Old eFFECTOR becoming the Company’s wholly owned subsidiary. In September 2021, following completion of the Business Combination, the Company entered into that certain Joinder and First Amendment to Loan and Security Agreement, dated as of September 7, 2021, pursuant to which, among other things, the Company became party to the Oxford LSA (the “Oxford LSA First Amendment”).

Pursuant to the Oxford LSA Second Amendment, the Oxford LSA was modified to, among other things, (i) amend the amortization date of the Oxford Loans to March 1, 2024, and upon the funding of the Term B Loans, the amortization date to be further extended to March 1, 2025, (ii) amend the maturity date of the Oxford Loans to February 1, 2027, (iii) amend certain clinical development milestones as the funding condition of the Term B Loans, and (iv) amend the availability period of the Term B Loans to commence on January 1, 2023 and ending on June 30, 2023.

The foregoing descriptions of the Oxford LSA First Amendment and the Oxford LSA Second Amendment are qualified in their entirety by reference to the full text of the Oxford LSA First Amendment and the Oxford LSA Second Amendment, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Joinder and First Amendment to Loan and Security Agreement, dated September 7, 2021, by and among eFFECTOR Therapeutics, Inc., eFFECTOR Therapeutics Operations, Inc. and Oxford Finance LLC

10.2	Second Amendment to Loan and Security Agreement, dated February 22, 2022, by and among eFFECTOR Therapeutics, Inc., eFFECTOR Therapeutics Operations, Inc. and Oxford Finance LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: February 24, 2022	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer